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                                                                      EXHIBIT 5


VARIABLE ANNUITY APPLICATION                    CITICORP LIFE INSURANCE COMPANY
                                   Administrative Offices: 800 Silver Lake Blvd
                                                                 P. O. Box 7031
                                                                Dover, DE 19903
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
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BHC ACCOUNT #:              [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
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1. PRODUCT                  Product Name/Code:      [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]-[ ][ ][ ][ ]
INFORMATION                 Initial Purchase Amt.: $[ ],[ ][ ][ ],[ ][ ][ ].[ ][ ][ ]
                            Plan Type (check one):  [ ] Nonqualified [ ] TSA Transfer [ ] Qualified Plan Rollover
                                                    [ ] IRA Rollover [ ] SEP/IRA [ ] Roth IRA Conversion
                                                    [ ] Roth IRA Rollover/Transfer
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2. OWNER                              Last                                   First                      MI
INFORMATION                 Name:     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]    Sex: [ ] M [ ] F
                            Address:  [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
                            City:     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]   State:  [ ][ ]    Zip Code:  [ ][ ][ ][ ][ ][ ][ ]
All correspondence and tax  Birthdate:[ ][ ]/[ ][ ]/[ ][ ][ ][ ]  Daytime Phone #: [ ][ ][ ]-[ ][ ][ ]-[ ][ ][ ][ ]
reporting information will  U.S. Citizen:  [ ]Y  [ ]N
be directed to the Owner    E-Mail:   [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]  SS#: [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
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JOINT OWNER                           Last                                First                         MI
INFORMATION                 Name:     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]   Sex: [ ] M [ ] F
(Nonqualified only)         Birthdate:[ ][ ]/[ ][ ]/[ ][ ][ ][ ]  SS#: [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]  Relationship: [ ][ ][ ][ ]
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ANNUITANT                             Last                                First                         MI
                            Name:     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]   Sex: [ ] M [ ] F
                            Birthdate:[ ][ ]/[ ][ ]/[ ][ ][ ][ ]  SS#: [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]    Sex: [ ]M  [ ]F
If Annuitant and Owner are
not the same person; if no  CONTINGENT ANNUITANT (nonqualified only):
Annuitant is specified,               Last                                First                         MI
Owner stated above will be  Name:     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]   Sex: [ ] M [ ] F
the Annuitant               Birthdate:[ ][ ]/[ ][ ]/[ ][ ][ ][ ]  SS#: [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]  Relationship: [ ][ ][ ][ ]
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3. BENEFICIARY              PRIM. CONT. FULL NAME              RELATIONSHIP TO OWNER  SS#                           % TO RECEIVE
INFORMATION                  [ ]   [ ]  _____________________  ______________________ [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]    [ ][ ][ ]%
Prim = Primary               [ ]   [ ]  _____________________  ______________________                                           %
Cont = Contingent            [ ]   [ ]  _____________________  ______________________                                           %
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4. FUND SELECTION           FUND CODE FUND ALLOCATION FUND CODE FUND ALLOCATION FUND CODE FUND ALLOCATION FUND CODE FUND ALLOCATION
                            [ ]  [ ]  [ ][ ][ ]%      [ ][ ]%   [ ][ ][ ]%      [ ][ ]%   [ ][ ][ ]%      [ ][ ]%   [ ][ ][ ]%
Total allocation must equal [ ]  [ ]  [ ][ ][ ]%      [ ][ ]%   [ ][ ][ ]%      [ ][ ]%   [ ][ ][ ]%      [ ][ ]%   [ ][ ][ ]%
100%; see Product           [ ]  [ ]  [ ][ ][ ]%      [ ][ ]%   [ ][ ][ ]%      [ ][ ]%   [ ][ ][ ]%      [ ][ ]%   [ ][ ][ ]%
Guidelines for Fund Codes   [ ]  [ ]  [ ][ ][ ]%      [ ][ ]%   [ ][ ][ ]%      [ ][ ]%   [ ][ ][ ]%      [ ][ ]%   [ ][ ][ ]%
(attach separate sheet, if
needed)
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5. SPECIAL
REMARKS
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6.  CUSTOMER                To the best of my knowledge and belief, I certify that all of the answers herein are complete
ACKNOWLEDGMENT/             and true. I UNDERSTAND THAT ANNUITY PAYMENTS, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A
AUTHORIZATION               SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. I ACKNOWLEDGE
                            RECEIPT OF A CURRENT PROSPECTUS.

                            NOTE: Any person who knowingly and with intent to injure, defraud, or deceive any insurer, or who files a statement of claim or an application containing any false, incomplete or misleading information, is guilty of a felony of the third degree.

                            Will the annuity applied for replace an existing annuity or life insurance contract? [ ]Y [ ]N
SIGNATURES:                 (If yes, specify Company and contract number:  _______________________________________________)
  Owner: ______________________________________________________________   Date: _______________________________________________
  Joint Owner: ________________________________________________________   Signed at (City, State): ____________________________
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                                               REGISTERED REPRESENTATIVE USE ONLY
To the best of my knowledge and belief, the annuity being applied for replaces another annuity or life insurance contract. [ ]Y [ ]N
Name: __________________________________________________  Signature: ________________________________   Date: [ ][ ]/[ ][ ]/[ ][ ]
Broker Dealer/Rep. #: __________________________________  License#: __________________________   Branch #:___________________
Phone #:_______________________________________________   Fax #: ________________________
Customer Statement Linking #: ___________________________________________________________
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